UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 15, 2017

CANNASYS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-54476	88-0367706
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

1350 17th Street, Suite 150
Denver, Colorado		80202
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code:		Phone: (720) 420-1290

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01—ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 15, 2017, we received proceeds of $46,950, net of transaction costs, from an 8% Convertible Redeemable Promissory Note under the terms of a Securities Purchase Agreement dated December 16, 2016, with Adar Bays, LLC, a Florida limited liability company. The note accrues interest at the rate of 8% per annum and matures on December 12, 2017. The outstanding amount due under the note is immediately convertible into restricted shares of CannaSys common stock after 180 days from the issue date, at Adar Bays’ sole discretion, at 50% of the lowest trading price for the common stock for the 25 consecutive prior trading days immediately preceding the conversion date, with some exceptions.

The note was issued in reliance on the exemption from registration provided in Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving any public offering. Adar Bays is an “accredited investor” as defined in Rule 501(a) of Regulation D and confirmed the foregoing and acknowledged, in writing, that the securities were acquired and will be held for investment. No underwriter participated in the offer and sale of these securities, and no commission or other remuneration was paid or given directly or indirectly in connection therewith.

ITEM 2.03—CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information set forth in Item 1.01 is incorporated by reference in this Item 2.03.

ITEM 3.02—UNREGISTERED SALES OF EQUITY SECURITIES

The information set forth in Item 1.01 is incorporated by reference in this Item 3.02.

EXPLANATORY NOTE

The information in this report, including exhibit 99.01, is being furnished pursuant to Item 7.01 and Item 9.01 of Form 8-K and General Instruction B.2 thereunder. Such information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

ITEM 7.01—REGULATION FD DISCLOSURE

On May 24, 2017, CannaSys, Inc. issued a press release, a copy of which is attached as Exhibit 99.01.

ITEM 9.01—FINANCIAL STATEMENTS AND EXHIBITS

The following is filed as an exhibit to this report:

Exhibit Number*	Title of Document	Location

Item 99 99.01	Miscellaneous Press release dated May 24, 2017	Attached

______________________________________

* All exhibits are numbered with the number preceding the decimal indicating the applicable SEC reference number in Item 601 and the number following the decimal indicating the sequence of the particular document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANNASYS, INC.

Dated: May 25, 2017	By:	/s/ Michael A. Tew
Michael A. Tew, Chief Executive Officer